Exhibit 10.14(c)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDED AND RESTATED JOINT DEVELOPMENT AND SUPPLY AGREEMENT AMENDMENT NO. 2 ViewRay Incorporated, a Delaware corporation (“ViewRay”), and EUROMECHANICS GmbH, a German corporation (referred to for purposes of the Agreement as “3D Line”) entered into the certain Amended and Restated Joint Development and Supply Agreement as of May 15, 2008 (the “Effective Date”), as amended by the certain Amendment No. 1 entered into by the parties effective as of August 13, 2008 (as amended, the (the “Agreement”).

Pursuant to Section 9.3 of the Agreement, the parties wish to enter into this Amendment No. 2 to the Agreement (“Amendment No. 2”) effective as of November 27, 2009 (“Amendment Date”). Capitalized terms used in this Amendment No. 2 and not defined herein are used with the meanings ascribed to them in the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Amendment No. 2, the Parties agree as follows:

1. Amendment of 3D Line Development Obligations. Section 2.1(a) of the Agreement is hereby amended to read in full as follows:

“2.1 Development of 60-Leaf MLCs. (a) 3D Line will perform a development program (the “Program”) directed toward the development of 60-Leaf MLCs that meet the Specifications (including the documents referenced therein). The Program will be performed in two iterations with 3D Line delivering to ViewRay: (i) within four (4) months after the Effective Date, complete design plans for the 60-Leaf MLCs that are suitable for manufacturing 60-Leaf MLCs that conform to the Specifications; (ii) [intentionally omitted]; (iii) within one (1) month after ViewRay makes the payment under Section 2.2(b) “final” design plans for the 60-Leaf MLCs that conform to the Specifications that include detailed engineering and fabrication information sufficient to enable commercial scale manufacture; and (iv) within two (2) months after ViewRay makes the payment under Section 2.2(c), but not later than January 15, 2010 unless ViewRay notifies 3D Line that ViewRay is willing to accept a later delivery date, three (3) 60-Leaf MLCs that conform to the Specifications (each, a “Deliverable”).

2. Amendment to Specifications for purposes of ViewRay Development Funding Obligation. Section 2.1 of the Agreement is hereby amended to add new Section 2.1(d) to the end of Section 2.1 to read in full as follows:

“(d) It is understood and agreed that for purposes of the 60-Leaf MLC Deliverables that 3D Line will provide to ViewRay pursuant to Section 2.1(a)(iv), satisfaction of the Specifications under Section 2.1(c) shall be made (i) without reference to the requirement that such 60-Leaf MLCs be capable of [***] (as provided in Section 2.8 of Attachment 1); (ii) with Section 2.7 of Attachment 1 being revised to provide that the MLC may employ [***] (rather than [***] as currently provided in Section 2.7 of Attachment 1); (iii) with Section 2.12 of Attachment 1 being revised to provide that the [***] (rather than [***] as currently provided in Section 2.12 of Attachment 1); and (iv) with Section 2.14 of Attachment 1 being revised to provide that the [***] (rather than [***] as currently provided in Section 2.14 of Attachment 1). It is understood and agreed that this Section 2.1(d) shall not apply to the 60-Leaf MLCs to be supplied to ViewRay pursuant to Section 2.5. It is further understood and agreed that the 60-Leaf MLC

Deliverables that 3D Line will provide to ViewRay pursuant to Section 2.1(a)(iv) must be delivered to ViewRay by January 15, 2009 unless ViewRay notifies 3D Line in accordance with Section 2.1(a)(iv) that ViewRay is willing to accept a later delivery date and failure to deliver such Deliverables by such date (or such later date specified by ViewRay in accordance with Section 2.1(a)(iv)) shall permit ViewRay to terminate this Agreement in accordance with the last sentence of Section 2.1(b) and demand a refund of the [***] payment under Section 2.2(b).”

3. Amendment of ViewRay Funding Obligation. Section 2.2 of the Agreement is hereby amended to read in full as follows:

“2.2 Development Funding. (a) ViewRay will pay 3D Line the then U.S. Dollar equivalent of €[***] within three (3) days of the Effective Date for the engineering services required to develop/ deliver the Deliverable described in Section 2.1(a)(1).

(b) ViewRay will pay 3D Line the then U.S. Dollar equivalent of €[***] within fifteen (15) days of the Amendment Date. This €[***] payment shall be credited against the payment due 3D Line under Section 2.2(c) for the 60-Leaf MLCs to be supplied to ViewRay pursuant to Section 2.1(a)(iv).

(c) The price for the 60-Leaf MLCs to be supplied to ViewRay pursuant to Section 2.1(a)(iv) shall be [***]; the price for the 60-Leaf MLCs to be supplied to ViewRay pursuant to Section 2.5, shall provide that the cost of the Section 2.1(a)(iv) Deliverables will be adjusted accordingly if the [***]. If the parties are unable to agree upon such pricing then they shall fix such pricing at 3D Line’s Cost of Goods Sold [***]. “3D Line’s Cost of Goods Sold” shall mean the [***] (it being understood that the [***]), [***] (including [***] 60-Leaf MLCs) plus [***] allocated to the 60-Leaf MLCs in accordance with [***]. The fully-allocated cost of manufacturing shall not include [***] (that 3D Line or any third party may have) or [***] including, by way of example only, [***]. It is understood and agreed that in the event and to the extent that the Supply Agreement the parties enter into pursuant to Section 2.5 is structured so that 3D Line does not manufacture the leaves that are used in the MLCs or does not manufacture other subassemblies for such 60-Leaf MLCs that are within the scope of 3D Line’s responsibilities during the Program, then the pricing under Section 2.5 and the Supply Agreement shall be adjusted so that the costs of leaves or other subassemblies manufactured or supplied by any third party if paid by ViewRay shall be deducted from the price paid 3D Line for such MLCs; the intention of the parties being that 3D Line shall be compensated for the work it actually performs with respect to the manufacture and supply of the 60-Leaf MLCs and shall not be compensated at any “mark-up” for work performed by third parties with respect to such 60-Leaf MLCs, such third party work (if not paid to such third party by ViewRay) being priced at the direct cost to 3D Line for such leaves or other subassemblies.”

4. Amendment of Commercial Supply Exclusivity Obligation. Section 2.5 of the Agreement is hereby amended to read in full as follows:

“2.5 Success Criteria; Commercial Supply. (a) If the 60-Leaf MLCs delivered pursuant to Section 2.1(a)(iv) conform to the Specifications and are the subject of ViewRay Acceptance, then (i) ViewRay shall purchase its [***] 60-Leaf MLCs from 3D Line and (ii) for a period of five (5)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

years from the date ViewRay takes delivery of [***] 60-Leaf MLCs from 3D Line, ViewRay will provide 3D Line with a right of first offer to supply ViewRay’s requirements for 60-Leaf MLCs on the terms and conditions to be set forth in a Supply Agreement to be negotiated, executed and delivered by the parties after the Effective Date (the Supply Agreement). Attached hereto as Attachment 2 is a term sheet that sets forth certain of the terms that the parties have agreed will be incorporated into the Supply Agreement. Upon execution and delivery by the parties of the Supply Agreement, the Supply Agreement shall supersede all of the terms and provisions of Attachment 2.

(b) If the 60-Leaf MLCs delivered pursuant to Section 2.1(a)(iv) do not conform to the Specifications or if ViewRay and 3D Line determine during the course of the Program that the results of the Program are unsatisfactory; which determination shall be made with reference to the prospects for realizing 60-Leaf MLCs that meet the Specifications then in each case they may mutually agree to terminate the Program under Section 9.2(b). If the parties do not agree with respect to termination of the Program, they shall resolve such dispute using the procedure specified in Section 10.2(a)-(b).

(c) It is understood and agrees that the 60-Leaf MLCs delivered pursuant to Section 2.1(a)(iv) shall not conform to the Specifications for purposes of this Section 2.5 and that accordingly ViewRay shall not be obligated to observe the provisions of Section 2.5(a) with respect to purchasing its [***] 60-Leaf MLCs from 3D Line or providing 3D Line with a right of first offer to supply ViewRay’s requirements for 60-Leaf MLCs under Attachment 2 or the Supply Agreement. Notwithstanding the foregoing, 3D Line shall be obligated to supply if ViewRay and 3D Line mutually agree upon terms for 3D Line to manufacture and deliver three (3) 60-Leaf MLCs, the provisions of Section 2.5(a) with respect to ViewRay purchasing its initial [***] 60-Leaf MLCs from 3D Line and providing 3D Line with a right of first offer to supply ViewRay’s requirements for 60-Leaf MLCs under Attachment 2 or the Supply Agreement shall take effect.”

5. Change of ViewRay Notice Address: Pursuant to Section 9.7 of the Agreement, ViewRay’s address in the signature block of the Agreement is hereby amended to the address that appears below for purposes of all notices under the Agreement.

6. Ratification. Expect to the extent expressly amended by this Amendment No. 2, all of the terms, provisions and conditions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect. The term “Agreement”, as used in the Agreement, shall henceforth be deemed to be a reference to the Agreement as amended by this Amendment No. 2.

7. General. This Amendment No. 2 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF the parties have caused this Amendment No. 2 to be executed on their behalf by their duly authorized representatives intending it to take effect as an instrument under seal as of the Amendment Date.

VIEWRAY INCORPORATED		EUROMECHANICS GmbH

By	/s/ Authorized Signatory for Greg Ayers 16-12-09	By	/s/ Roman Harmansa 16-12-09
	Greg Ayers President and Chief Executive Officer		Roman Harmansa General Manager

Notice Address: ViewRay Incorporated 2 Thermo Fisher Way Oakwood Village OH Attn: President and CEO		Notice Address: EUROMECHANICS GmbH Schonbrunner Strasse 2, D-90592 Schwarzenbruck, Germany Attn: General Manager (Geschaftsfurher)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.